SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2003

MFA MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 207-6400

               Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release, dated October 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

MFA Mortgage Investments, Inc. (“MFA”) issued a press release, dated October 29, 2003, announcing its financial results for the third quarter ended September, 30, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, and held an earnings conference call related thereto.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information referenced in this Current Report on Form 8-K (including the exhibit referenced in Items 7 and 9 above) is being “furnished” under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit referenced in Items 7 and 9 above) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed in Item 9 above, MFA issued a press release, dated October 29, 2003, announcing its financial results for the third quarter ended September, 30, 2003, the text of which is incorporated herein by reference, and held an earnings conference call related thereto.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA Mortgage Investments, Inc.

By:	/s/ Stewart Zimmerman
Stewart Zimmerman
President and Chief Executive Officer

Date: October 29, 2003